Exhibit 99.2

Proprietary and Confidential. Investor Presentation May 2021

DISCLAIMER

This Presentation (together with oral statements made in connection herewith, the "Presentation") is for informational purposes only to assist prospective purchasers in a private placement in making their own evaluation with respect to the proposed business combination (the "Business Combination") between DPCM Capital, Inc. ("DPCM") and Jam City, Inc. ("Jam City"), together with Jam City's anticipated concurrent acquisition of FremantleMedia Canada Inc. ("Fremantle"), the holding company of Ludia Incorporated (collectively with Fremantle, "Ludia"), and the proposed private placement of securities of DPCM in connection with the Business Combination. This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of DPCM, Jam City or Ludia.

By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, reproduce, disclose or use such information for any purpose other than for the purpose of evaluating your firm's participation in the potential financing, that you will not distribute, reproduce, disclose or use such information in any way detrimental to DPCM, Jam City or Ludia, and that you will return to DPCM and Jam City, delete or destroy this Presentation upon request. Further, by accepting this Presentation, the recipient agrees to maintain all such information in strict confidence, including in strict accordance with any other contractual obligations applicable to the recipient and all applicable laws, until such information becomes publicly available not as a result of any breach of such confidentiality obligation.

You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information.

The information contained herein does not purport to be all-inclusive and none of DPCM, Jam City, Ludia, UBS Securities LLC, and The Raine Group LLC (the "Placement Agents") nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Prospective investors in the proposed private placement should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, the Placement Agents or any of their respective affiliates or control persons, officers, managers, directors and employees) in making its investment decision to subscribe for securities of DPCM in connection with the Business Combination. To the fullest extent permitted by law, in no circumstances will DPCM, Jam City, Ludia or any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of DPCM, Jam City, Ludia, the proposed private placement or the Business Combination. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs.

Forward-Looking Statements. Certain statements in this Presentation may be considered "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements herein generally relate to future events or the future financial or operating performance of DPCM, Ludia, Jam City or the combined company expected to result from the Business Combination (the "Combined Company"). For example, projections of future financial performance of Jam City, Ludia and the Combined Company, expected release dates for games, the business combination of Jam City and Ludia, Jam City's ability to leverage its strengths to maximize Ludia's long-term potential, the Combined Company's business plan, Jam City's ability to continue its M&A strategy, other projections concerning key performance metrics, the proceeds of the Business Combination and the Combined Company's expected cash runway, and the potential effects of the Business Combination on DPCM and the Combined Company, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as " may,"" should,"" expect,"" intend,"" will," "estimate,"" anticipate,"" believe,"" predict," "project," "target," "plan," or "potentially" or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DPCM, Jam City and its management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risk and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in DPCM's final prospectus relating to its initial

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DISCLAIMER (CONTINUED)

public offering, dated October 20, 2020, and other filings with the Securities and Exchange Commission ("SEC"), as well as factors associated with companies, such as Jam City, that are engaged in the business of mobile game development and publishing, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate, including the factors described in the summary risk factors that will accompany this Presentation; macroeconomic conditions related to the global COVID-19 pandemic; our ability to integrate Jam City's and Ludia's business operations; intense competition in the broader entertainment industry and the ability of Jam City's and Ludia's games to compete with other forms of entertainment; adverse changes to Jam City's and Ludia's relationships with platforms like the Apple App Store or Google Play Store; our history of net losses, and quarterly and annual fluctuations in our operating results, including net income/loss, where such fluctuations are due to a number of factors, including, but not limited to (i) the timing of contingent consideration payments in connection with acquisitions; (ii) fluctuations in operating expenses, such as sales and marketing; (iii) incremental amortization expenses from acquisitions (which we expect to occur in the case of Jam City's acquisition of Ludia); and (iv) stock-based compensation charges related to equity grants (which may result from the Business Combination in connection with DPCM's existing warrants and any related earnout payments); adverse changes to the terms of third-party platforms and advertising channels, which may be unilateral; our ability to develop and launch new games, enhance existing franchises and evolve games into successful franchises; delays in game launches; our free-to-play business model and resulting reliance on a small portion of our users for substantially all our revenues from in-app transactions; adverse changes in our relationships with third-party licensors; disruptions of services; data privacy or data security breaches; adverse changes in the legal and regulatory regimes applicable to Jam City and Ludia; the failure to realize the anticipated benefits of the Business Combination; Netmarble's significant ownership and voting control of the Combined Company; the amount of redemption requests made by DPCM's public stockholders; DPCM's ability to procure private placement subscriptions in connection with the Business Combination sufficient to satisfy Jam City's business objectives. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of DPCM, Jam City and Ludia described above. Neither Jam City nor DPCM undertakes any duty to update these forward-looking statements.

Use of Projections. This Presentation contains projected financial information with respect to Jam City and Ludia. Such projected financial information constitutes forward-looking information, is for illustrative purposes only and should not be relied upon as being predictive of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in such prospective financial information, including without limitation, assumptions regarding DPCM's and Jam City's ability to consummate the Business Combination, Jam City's ability to complete its acquisition of Ludia, Jam City's ability to realize synergies from its acquisition of Ludia, the Combined Company's anticipated game releases on the estimated timelines and the results or benefits to be realized from such game releases, the failure of any of which to materialize could cause actual results to differ materially from those contained in the prospective financial information. Jam City and DPCM caution that their assumptions may not materialize and that current economic conditions render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty. See the section above titled "Forward-Looking Statements". The inclusion of financial forecast information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither DPCM's, Jam City's nor Ludia's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation or any other purpose, and accordingly, none of such independent auditors has expressed any opinion or provided any other form of assurance with respect to such projections.

Financial Information. The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any registration statement that may be filed in connection with any potential Business Combination.

Use of Non-GAAP Financial Measures. This Presentation includes non-GAAP financial measures. DPCM and Jam City believe that these non-GAAP measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by Jam City's management to assess its performance. DPCM and Jam City believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP financial measures differently, and therefore, such financial measures may not be directly comparable to similarly titled measures of other companies.

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DISCLAIMER (CONTINUED)

Additional Information. In connection with the proposed Business Combination, DPCM intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement/prospectus of DPCM and consent solicitation statement of Jam City, and after the registration statement is declared effective, DPCM and Jam City will mail a definitive proxy statement/prospectus/consent solicitation statement relating to the proposed Business Combination to their respective stockholders. This Presentation does not contain any information that should be considered by DPCM's or Jam City's stockholders concerning the proposed Business Combination and is not intended to constitute the basis of any voting or investment decision in respect of the Business Combination or the securities of DPCM. DPCM's and Jam City's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus/consent solicitation statement and the amendments thereto and the definitive proxy statement/prospectus/consent solicitation statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about Jam City, Ludia, DPCM and the Business Combination. When available, the definitive proxy statement/prospectus/consent solicitation statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of DPCM and Jam City as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus/consent solicitation statement, the definitive proxy statement/ prospectus/consent solicitation statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to: DPCM Capital, Inc., 382 NE 191 Street, #24148, Miami, FL 33179.

Participants in the Solicitation. DPCM, Jam City, Ludia and their respective directors and executive officers may be deemed participants in the solicitation of proxies from DPCM's stockholders with respect to the proposed Business Combination. A list of the names of DPCM's directors and executive officers and a description of their interests in DPCM is contained in DPCM's final prospectus relating to its initial public offering, dated October 20, 2020, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to DPCM Capital, Inc., 382 NE 191 Street, #24148, Miami, FL 33179. Additional information regarding the interests of the participants in the solicitation of proxies from DPCM's stockholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available.

No Offer or Solicitation. This Presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934, as amended. This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any private offering of securities in connection with the Business Combination (the "Securities") will not be registered under the Securities Act, and will be offered as a private placement to a limited number of "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) or institutional "accredited investors" (within the meaning of Rule 501(a) under the Securities Act). Accordingly, until registered for resale, the Securities must continue to be held until a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption from registration under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. Neither Jam City nor DPCM is making an offer of the Securities in any state or jurisdiction where the offer is not permitted. **NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE.**

Industry and Market Data. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Jam City's own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Jam City believes its internal research is reliable, such research has not been verified by any independent source and none of Jam City, nor any of its affiliates nor any of its control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information.

Trademarks. This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but DPCM, Jam City and Ludia will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

No Relationship or Joint Venture. Nothing contained in this Presentation will be deemed or construed to create the relationship of partnership, association, principal and agent or joint venture. This Presentation does not create any obligation on the part of either Jam City, DPCM or the recipient to enter into any further agreement or arrangement. Unless and until a definitive agreement has been fully executed and delivered, no contract or agreement providing for a transaction will be deemed to exist and none of DPCM, Jam City or the recipient will be under any legal obligation of any kind whatsoever. Accordingly, this Presentation is not intended to create for any party a right of specific performance or a right to seek any payment or damages for failure, for any reason, to complete the proposed transactions contemplated herein.

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TODAY'S PRESENTERS



CHRIS DEWOLFE
Co-Founder, Chairman, and CEO

Founder of multiple start-ups with successful exits

Co-Founder and Chief Executive Officer of pioneering social platform MySpace

Awarded *Time 100 Most Influential*, *E&Y Entrepreneur of the Year*, and *PGA Vanguard*, among others myspace

UNIVERSITY of WASHINGTON USC Marshall



JOSH YGUADO
Co-Founder, President, and COO

Accomplished media executive and gaming industry insider

Senior strategy executive at Fox / NewsCorp – worked on MySpace / IGN / Hulu / Fox Studios; previously, bus dev at Univision and Viacom

SoCalTech's *50 Most Influential People* and Henry Crown Fellow at the Aspen Institute

VIACOM 20th CENTURY FOX

HARVARD UNIVERSITY | HARVARD BUSINESS SCHOOL



JAE YU
Chief Financial Officer

Senior executive-level oversight at several technology companies

Principal Accounting Officer at YouBet.com and Head of Finance at US Search.com

Jam City's first senior executive hire who has overseen financial growth since inception youbet Nasdaq USSEARCH

WISCONSIN



EMIL MICHAEL
Chairman and CEO of DPCM

Highly regarded Silicon Valley business executive

Chief Business Officer at Uber, played a pivotal role in raising nearly $15B in capital and leading Uber's expansion in China

Previously Chief Operating Officer at Klout and formerly a White House Fellow working for the Secretary of Defense

Uber KLOUT

HARVARD UNIVERSITY Stanford Law School

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Shared vision of creating a scaled category leader within the fast - growing mobile gaming ecosystem Our Qualifications Why We’re Excited Diverse group of successful entrepreneurs and operators Relevant experience leading and advising category defining businesses Brokered numerous transactions for global tech companies* Our team has served as executives, advisors, or on the Boards of companies highlighted above. One of few top mobile gaming platform plays not yet public Innovative AI / ML platform enhances game performance 6 C M D P Proven ability to scale up M&A ( Ludia , more) as growth driver Successful business model with growth and profitability at scale DPCM INVESTMENT THESIS Experienced Board and Advisors Strong management team with committed Asian strategic partner *including Uber, Microsoft, Amazon, Google, and SAP, among others

OUR VISION To make premium, massively social mobile games that are an enduring part of our players’ lives OUR MISSION Combine the best creative talent in the world with our proprietary tech platform to create the deepest, richest, and most engaging mobile entertainment experiences 7

WHAT WE BELIEVE 8 Games are the next - generation social engagement platforms Premium content is key to creating enduring franchises Mobile unlocks global audiences and universal access to entertainment Games - as - a - Service (“GAAS”) model sustains player retention and monetization

JAM CITY AT A GLANCE 9 Statistics above and on subsequent pages reflect Jam City and Ludia through Q4 2020 as if combined, unless otherwise noted. For financial projections, please refer to the “Use of Projections” portion of the disclaimer. Key definitions are provided in the Appendix.

FOREVER FRANCHISES
COOKIE JAM
$790M LTB
PANDA POP
$375M LTB
Genies & Gems
$160M LTB
Harry Potter HOGWARTS MYSTERY
$290M LTB
BINGO POP
$140M LTB
Disney emoji BLITZ!
$185M LTB *
JURASSIC WORLD
$270M LTB
HGTV MyDesign
Disney POP TOWN
lovelink
DC
AVATAR
STAR WARS
GAME PIPELINE
Forever Franchises include our most enduring games with $100M+ LTB and continued Jam City investment
Game pipeline does not include unsigned third-party IPs, future owned IPs, or future M&A
Licensed games – including titles, launch windows, and license assignment and renewals – subject to licensor approval
* The rights to Disney Emoji Blitz are not perpetual

OUR GAMES ARE BELOVED BY OUR PLAYERS 11 Our games are more engaging than many leading social media and casual gaming apps – and have become an enduring, meaningful part of the daily lives of our players Source: Sensor Tower, December 31, 2020.

PROPRIETARY TECHNOLOGY DRIVES OUR SUCCESS IN GAME DEVELOPMENT, LIVE OPS, AND M&A Our Jam City Live central tech platform and live ops expertise drives sustained performance and growth to create forever franchises Performance Marketing Product Management Player Lifecycle Management 12 POWERS COST - EFFICIENT USER ACQUISITION SUPPORTS LONG - TERM PLAYER RETENTION UNLOCKS ORGANIC GROWTH AND GAME DURABILITY ENABLES M&A STRATEGY AS AN ONGOING GROWTH DRIVER For examples of the attributes highlighted above, see pages 16, 17, 21, and 28.

13 13 Powerful Jam City Live Central Tech Platform Diverse, Innovative New Game Pipeline Balanced Portfolio of Forever Franchises Large, Fast - Growing Mobile Gaming Market Historically Successful and Scalable M&A Strategy World - Class Talent Base and Global Studio Network INVESTMENT HIGHLIGHTS

MARKET OPPORTUNITY

LARGE, FAST-GROWING ADDRESSABLE MARKET

Gaming is reshaping the entertainment landscape with **global appeal** across an **immense 2.7B+ player base** and **market forecast to exceed $205B revenue** by 2023

REVENUE BY SECTOR
($ billions)



$46
$58
$75
$101
$201
$186
MOBILE ONLY
21% CAGR
2015-2019
$93
$144
$205
34%
32%
34%
24%
29%
47%
20%
28%
52%
PC
CONSOLE
MOBILE
2015
2019
2015
2019
2015
2019
2015
2019
2023E
MUSIC
Global Recorded and Live Music
6% CAGR
2015-2019
FILM
Home Entertainment and Global Box Office
8% CAGR
2015-2019
TELEVISION
Global Pay Television (Cable, Satellite, IPTV, DTT)
(2%) CAGR
2015-2019
GAMING
Global Gaming Market (Console, Mobile, PC)
12% CAGR
2015-2019

Methodology: Gaming market total estimate for 2023E sourced from Newzoo with percentage breakdown for mobile, console, and PC games conservatively forecast in line with mobile currently at 52% of total sector revenue. The 2.7B+ global player base grew at a steady 6.2% CAGR from 2015-2020, according to Newzoo; applying the same growth rate to future periods results in estimates of 4.1B+ players by 2027 and 5.2B+ players by 2031.

Sources: **MUSIC** (PwC, *Global Entertainment Media Outlook 2020-2024*, 2020), **FILM** (MPA, *Theme Report 2019*, 2020), **TELEVISION** (Digital TV Research, 2017/2020), and **GAMING** (Newzoo, *Global Games Market*, 2019/2020/2021).

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15 WE HAVE A WELL - BALANCED, DIVERSIFIED PORTFOLIO OF CRITICALLY ACCLAIMED, TOP GROSSING GAMES Since 2014, Jam City has won BEST GAME awards from Apple , Facebook , Google , and Pocket Gamer , in addition to a Media Excellence award and Writer’s Guild award nomination, among many others Our game portfolio including seven forever franchises is diversified across game genres and types of IP -- no single game contributed more than 20% of total bookings in 2020 LICENSED IP OWNED IP 47% of Total Bookings 53% of Total Bookings $570M Total Bookings in 2020 OWNED IP provides consistent contribution LICENSED IP drives new players and payers GAME PORTFOLIO OTHER GAMES

GAME PORTFOLIO

OUR OWNED IP GAMES ARE A POWERFUL PROFIT ENGINE

CASE STUDY | *Cookie Jam* Franchise

- *Cookie Jam* is our most enduring franchise -- $100M+ annual bookings, 50%+ contribution margin since 2018
- We capture full value of the *Cookie Jam* franchise as homegrown IP with no royalty payments required
- No creative or platform restrictions around the game and full control over sequels and derivative IP




BLAST

OFFICIAL LAUNCH	**2014** *Cookie Jam*	**2017** *Cookie Jam Blast*
LIFETIME BOOKINGS	**$790M** as of Q4 2020	
CONTRIBUTION MARGIN	**57%** 2021E	

SIGNIFICANT, LONG-TERM RETENTION

Bookings by Install Cohort as of Q4 2020


2014
7%
2015
7%
2016
8%
2017
16%
2018
18%
2019
24%
2020
20%

Contribution Margin *is calculated as revenue less platform fees; user acquisition / marketing fees; and royalties, if any.*

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GAME PORTFOLIO

OUR PREMIER LICENSED IP TAPS INTO HUGE FANBASES TO DRIVE ORGANIC PLAYER ACQUISITION AND GROWTH

CASE STUDY | *Harry Potter: Hogwarts Mystery*

- *Harry Potter* is our most successful IP-based game to date, #1 downloaded game in ~40 countries at launch
- As one of the ten highest grossing media franchises of all time with hundreds of millions of *Harry Potter* fans worldwide, we have benefited from high brand awareness and appeal to drive 95M installs to date


Harry Potter

OFFICIAL LAUNCH — **2018** *Harry Potter: Hogwarts Mystery*

LIFETIME BOOKINGS — **$290M** as of Q4 2020

CONTRIBUTION MARGIN — **30%** 2021E

HIGH, RELATIVE BASE OF ORGANIC VS. PAID INSTALLS

2020


28%
72%
Organic Installs
Paid Installs

Sources: Sensor Tower, 2018 (download rankings) and TitleMax, 2019 (media franchise statistics).

Contribution Margin *is calculated as revenue less platform fees; user acquisition / marketing fees; and royalties, if any.*

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PLAYER ACQUISITION RETENTION MONETIZATION ▪ UA automation, real - time bidding ▪ Campaign optimization and ASO to increase ROAS and long - term ROI ▪ Data - driven player targeting ▪ Cross - promotion and retargeting to keep high LTV players within game portfolio ▪ Content volume optimization and dynamic difficulty ▪ Jam City gameplay, social, UI / UX feature guidance ▪ Event design and live ops management tools ▪ Advertising optimization ▪ Economy design and management tools ▪ AI - powered dynamic sales and offers JAM CITY LIVE IS A STRATEGIC ADVANTAGE UNDERPINNING OUR ENTIRE BUSINESS 18 TECH PLATFORM

TECH PLATFORM

WE LEVERAGE ANALYTICS TO REALIZE NETWORK INTELLIGENCE ACROSS OUR PORTFOLIO

UA AUTOMATION, PREDICTIVE LTV ANALYSIS

CROSS-PROMOTION, RETARGETING

A / B FEATURE TESTING, DYNAMIC LEVEL TUNING

PLAYER SEGMENTATION, ECONOMY MANAGEMENT

TARGETED CREATIVE AND AD SERVING



31 MILLION
GLOBAL PLAYER NETWORK
Monthly Active Users

1.3 BILLION
CUMULATIVE GAME INSTALLS
including 135 million in 2020

22.3 BILLION
TOTAL HOURS PLAYED
since 2015 with +3 billion each year

9 BILLION
AD IMPRESSIONS IN 2020
25 million new impressions daily

JAM CITY IS TOP 10
FEATURED PUBLISHER IN U.S.
across the App Store and Google Play*

Statistics for Jam City and Ludia through Q4 2020 as if combined

**Sensor Tower top featured publisher data for full year 2020 as of December 31, 2020*

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□ Existing franchises with sufficient traction and high growth trajectory – ideally, pipeline, too □ Have found the “fun factor” in the game(s) □ Experienced team, highly entrepreneurial □ Limited sophistication in live ops and tech □ Iterate fast and release often, agile / flexible OUR DIFFERENTIATED M&A STRATEGY SERVES AS AN ONGOING GROWTH DRIVER 20 We identify and acquire undervalued assets and studios that have created deep entertainment experiences and leverage Jam City Live to improve game performance TYPICAL PROFILE OF M&A TARGETS Our deep relationships throughout the global gaming ecosystem provide us access to a rich pipeline of untapped, accretive growth opportunities M&A STRATEGY

21 OUR HANDS - ON APPROACH TO M&A IS HISTORICALLY SUCCESSFUL AND SCALABLE Q4 2018 Q1 2019 Q1 2019 Q2 2021 BERLIN 21.2x BOOKINGS INCREASE 2018 - 2020 Deal Closing at S P A C Co mb i n a ti o n TORONTO 1.7x BOOKINGS INCREASE 2018 - 2020 IMPROVEMENTS, P O S T - TRAN S A C T I O N Invested in new features I n v e st e d i n U A t o e f fi c i e n t l y double installs Significantly increased event an d m e r chand i s i n g c adenc e ARP DA U ha s m o r e tha n d o ub l e d f r o m < $ 0 . 5 0 i n 2018 to $ 1 . 00 + in 2020 S o c i a l Ca s i n o GENRE IMPROVEMENTS, P O S T - TRAN S A C T I O N Improved ad revenue monetization Greatly increased UA e f fi c i enc y an d v o l u m e Increased new feature and general live ops cadences #1 mahjong game in the world by trailing 12 month revenue S o c i a l Ca s i n o GENRE PLANNE D I M P R O VE M EN T S , POST - TRANSACTION Plans to focus on improving efficiency of UA and marketing across portfolio Plans to improve channel mix to increase ad revenue Plans to increase content r e l ease s an d e v e n t c adenc e AR / RPG, Social, Casual / Puzzle GENRES MONTREAL 2.5x forecast B OO K I N G S I N CR E A S E 2020 - 2022E M&A S TRAT E G Y T oo k ove r g a m e deve l op m e n t and pub li s h i n g fr o m BURBANK 3.0x BOOKINGS INCREASE 2018 - 2020 IMPROVEMENTS, P O S T - TRAN S A C T I O N Increased high - LTV m o n e t i z a t i o n f e a tu r e s Improved live ops and li f ec y c l e m ana g e m e n t Increased organic discovery th r oug h enhance d pub li sh i n g (i.e., app store) support Ca s ua l / P u zz l e GENRE Sou r ce : Sen s o r T o w e r , M a r c h 31 , 202 1 ( m a h j on g g a m e g en r e a n a l y s i s ). New game titles subject to change and license assignment subject to licensor approval. For financial projections, please refer to the “Use of Projections” portion of the disclaimer.

22 We plan to leverage Jam City’s strengths to maximize Ludia’s long - term potential JAM CITY AND LUDIA COMBINE TOGETHER TWO HIGHLY CREATIVE LEADERS IN MOBILE GAMING World - Class Talent and Complementary Games Deep Story / Narrative Game Genre Expertise Strong Pipeline of Licensed IP Games Live Ops, Data Science, and Jam City Live Central Tech User Acquisition and Monetization Consumer Insights, Marketing, and Publishing M&A STRATEGY Jam City Ludia For financial projections, please refer to the “Use of Projections” portion of the disclaimer. BOOKINGS ($ millions) 23% CAGR 2019 - 2022E forecast

23 WE HAVE A FOCUSED GAME PLAN TO IMPROVE PERFORMANCE ACROSS THE LUDIA PORTFOLIO SELECT TARGETED RESULTS Reduced Cost Per Install Increased Organic Installs Increased Average Revenue Per Install Increased Ad Revenue Expanding Audience and Growth Driving Monetization DATA SCIENCE CREATIVE CHANNEL MIX ORGANICS CONTENT EVENT CADENCE AD REVENUE Improve budget allocation and automated social campaigns with Jam City Live Increase UA / marketing creative throughput and testing with in - house talent and resources Improve channel mix with more advertising partners Increase app store featuring and optimize app store page for SEO Increase content cadence and leverage Jam City narrative expertise Increase seasonal event cadence and subscription and season pass offerings Optimize mediation waterfall and add additional networks, placements, and partnerships M&A STRATEGY

NEW GAME PIPELINE

OUR PIPELINE OF TENTPOLE RELEASES IS EXPECTED TO ACCELERATE ORGANIC GROWTH FOR THE NEXT SEVERAL YEARS


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GAME LAUNCHED **Q4 2020**


Disney
POP TOWN

GAME LAUNCH **near-term**


DC

GAME LAUNCH **mid-term**


HGTV
MyDesign

GAME LAUNCH **mid-term**


STAR WARS

GAME LAUNCH **long-term**


AVATAR

GAME LAUNCH **long-term**

Note: *Design Home*, current leader in same game genre as *HGTV: My Design*, has generated $583M LTB as of March 31, 2021, according to Sensor Tower.

Game pipeline and financial projections do not include unsigned third-party IPs, future owned IPs, or future M&A. Licensed games – including titles, launch windows, and license assignment and renewals – subject to licensor approval.

24

Our team includes dozens of individuals with PhD’s or graduate degrees in fields including data science, behavioral science, and psychology OUR TALENT ALIGNS WELL WITH THE FUTURE OF MOBILE GAMING World - class team of 1,150 people with a broad range of experiences from the most successful entertainment, media, and gaming companies across our 10 Jam City studios located in 5 countries around the world Social Networks Premium Entertainment Game Development Live Ops and Technology 25 TALENT, STUDIOS Headcount includes both Jam City and Ludia employees.

KEY ATTRIBUTES OF OUR BUSINESS MODEL 26 Live ops optimization helps to maintain steady financial base and bookings visibility Contribution margin typically increases as games mature, requiring decreased UA spend Strong pipeline of game releases should create an organic growth engine for years to come Inherent operating leverage helps drive EBITDA margin expansion as game portfolio grows

27 PERFORMANCE METRICS Key definitions are provided in the Appendix. Jam City Only Jam City and Ludia Combined, Pro Forma 3.2% Q4 2019 Q4 2020 3.5% Q4 2020 3.6% 25.5 Q4 2019 Q4 2020 30.7 Q4 2020 23.6 The fundamental driver of our continued growth at scale is our large payer base with increasing average monthly spend ; to a lesser degree, we capitalize on our global player network for payer conversion, ad monetization, and cross - promotion PAYER ACTIVATION GLOBAL PLAYER NETWORK CONVERSION Payer Conversion (%) MAU Average Monthly Active Users (M) 805 Q4 2019 Q4 2020 1,075 Q4 2020 860 $43.63 Q4 2019 Q4 2020 $44.75 Q4 2020 $48.60 MONTHLY PAYERS MONTHLY SPEND MPU Average Monthly Paying Users (‘000) ABMPU Average Bookings per Monthly Paying User ($) MPU x ABMPU x 3 Months = Quarterly Bookings

28 OUR OPPORTUNISTIC USER ACQUISITION SPEND IN 2020 IS PROFITABLE AND OUTPERFORMING SPEND IN PRIOR YEAR COHORTED BOOKINGS JAM CITY ONLY by Yearly Install Cohort TOTAL USER ACQUISITION SPEND JAM CITY ONLY ($ millions) USER ACQUISITION SPEND and COHORTED BOOKINGS by Install Year ▪ Jam City has historically returned over 100% of its user acquisition spend within one year ▪ In 2020, Jam City took advantage of a unique opportunity to meaningfully increase investment in user acquisition for long - term growth, and that cohort outperformed spend in the prior year

29 CONSOLIDATED FINANCIAL PROJECTIONS More than 60% of our bookings come from prior year’s payer cohorts, providing increased confidence in our performance estimates ADJUSTED EBITDA ($ millions) BOOKINGS ($ millions) Pro forma financial projections include combined Jam City and Ludia for all years highlighted. Game pipeline and financial projections do not include unsigned third - party IPs, future owned IPs, or future M&A. For financial projections, please refer to the “Use of Projections” portion of the disclaimer. New Games, cumulative from 2020 onwards Other Games Current Forever Franchises Adjusted EBITDA excludes non - cash stock based compensation expense and non - recurring, one - time expenses. 23% CAGR 2019 - 2022E forecast STRATEGIC INVESTMENT FOR LONG - TERM GROWTH IN 2020 30% CAGR 2019 - 2022E forecast

FINANCIAL FORECASTS AND GROWTH ASSUMPTIONS

	2021E	2023E	LONG-TERM STEADY STATE
REVENUE	100%	100%	100%
USER ACQUISITION as % of Revenue	27%	26%	~25%
OTHER OPEX as % of Revenue	31%	23%	~20%
ADJUSTED EBITDA as % of Revenue	9%	15%	25%+

Revenue *is defined as the amount of bookings recognized under US GAAP.*

Pro forma financial projections include combined Jam City and Ludia for all years highlighted. Game pipeline and financial projections do not include unsigned third-party IPs, future owned IPs, or future M&A. For financial projections, please refer to the "Use of Projections" portion of the disclaimer.

30

TRANSACTION OVERVIEW

HIGHLIGHTS

- **DPCM is an NYSE publicly listed special purpose acquisition company with $300 million cash held in trust**
- **At closing of the transaction, DPCM will combine with Jam City and Ludia in a transaction that values the combined company at a $1.2 billion post-money enterprise value**

  Implies 1.4x EV / 2022E Bookings
  Implies 10.7x EV / 2022E EBITDA

- **Concurrent with the closing of the transaction, DPCM and Jam City to raise $100 million in PIPE proceeds**

  DPCM sponsor has committed to invest $3 million in the PIPE; Netmarble has committed to invest $36 million in the PIPE

- **In addition to committing to invest in the PIPE, DPCM sponsor has agreed to forfeit 1.875 million founder shares and subject 4.22 million founder shares to vesting at $12 and $15 per share (split evenly)**
- **Cash proceeds from the transaction will be used to finance the acquisition of Ludia (among other things), fund cash merger consideration to Austin Ventures (initially invested in 2010), and pay fees and expenses in connection with the transaction**
- **After giving effect to the transaction, the combined company will have approximately $115 million of cash on its balance sheet to accelerate growth via future M&A and other strategic initiatives**
- **At closing of the transaction, combined company will implement a dual-class structure with super voting rights such that Netmarble will have majority voting control and continue consolidating combined company's financial results**
- **Netmarble to receive governance and shareholder rights commensurate with controlling stockholder status, including pro rata rights to retain its controlling position post-closing; more details in the various exhibits to the Business Combination Agreement**

SOURCES AND USES OF FUNDS

ILLUSTRATIVE, SUBJECT TO CHANGE

($ millions)

SOURCES		USES	
Cash in DPCM Trust	$300	Cash to Balance Sheet	$115
PIPE Raise	100	Cash to Ludia Shareholders	175
Company Closing Cash	30	Cash to Austin Ventures	88
Company Rollover Debt	88	Company Rollover Debt	88
Company Rollover Equity	793	Company Rollover Equity	793
		Est. Deal Fees / Expenses	52
TOTAL	**$1,311**	**TOTAL**	**$1,311**

POST-TRANSACTION OWNERSHIP

ILLUSTRATIVE, SUBJECT TO CHANGE


1%
24%
10%
65%
Company Rollover Equity
PIPE Shares
DPCM Public Stockholders
DPCM Founder Shares

Post-transaction ownership chart above does not include (i) unvested shares held by DPCM sponsor or (ii) DPCM warrants. Assumes no redemptions from SPAC public stockholders. New shares issued in the merger based on an assumed value of $10.00 per share; shares issued in the PIPE at a price of $8.42 per share.

31

32 BENCHMARKING OPERATIONAL | VALUATION 1 Glu Mobile figures represent forecasts and trading multiples prior to EA acquisition announcement. 2 Glu Mobile dark / bottom portion of bar represents pre - acquisition multiples; light / top portion of bar represents acquisition mul tiples. 3 Zynga and Glu Mobile EBITDA estimates include impact of change in deferred revenue in line with Zynga's "New Methodology" and Jam City's accounting policies. 4 Growth adjusted bookings multiple calculated as [ EV / 2022 Bookings (x) ] / [ CY 2020 - 2022 Bookings CAGR Growth ] . Sources: Capital IQ as of May 14, 2021 and Jam City (pro forma including Ludia ). EV / EBITDA (x) 3 CY 2022 EV / Growth Adjusted Bookings (x) 4 CY 2022 EV / Bookings (x) CY 2022 Bookings ($ millions) CY 2022 EBITDA ($ millions) CY 2022 Bookings Growth CY 2020 – 2022 17.1x 11.2x 10.7x 0.20x 0.47x 0.06x 3.8x 4.3x 1.4x 3,225 679 2,819 868 709 106 1,073 112 19% 12% 9% 23% 2 2 2 1 1 1 19.9x 0.26x 3.1x 13.9x 2.2x 0.18x

APPENDIX KEY DEFINITIONS ABMAU (Average Bookings Per Monthly Active User or “Monthly Player Monetization”). This metric represents average monetization of our player base , calculated as average total bookings per MAU. ABMPU (Average Bookings Per Monthly Paying User or “Monthly Player Monetization”). This metric represents average monetization of our player base , calculated as average total bookings per MPU. AI / ML (Artificial Intelligence, Machine Learning). ML is an application of AI that provides systems the ability to automatically learn and improve from experience without being explicitly programmed. ARPDAU (Average Revenue Per Daily Active User). ARPDAU accounts for average revenue generated per daily active user . ARPI (Average Revenue Per Install). ARPI accounts for average revenue generated per installed user . ASO (App Store Optimization). ASO refers to the process of improving an app or game’s visibility in an app store (e.g., App Store, Google Play), with the goal of increasing organic installs. BOOKINGS. Bookings is defined as revenue recognized in the period, excluding related - party revenue, excluding acquired deferred revenue, plus the change in defer red revenue during the period . This is a key driver of cash flow. CPI (Cost Per Install). CPI is a pricing model in which app advertisers pay each time a user installs the app from their advertising . CPM (Cost Per Thousand). CPM is a payment model which charges the buyer a certain amount for one thousand advertising impressions . The “M” in CPM represents the word “ mille ,” which is Latin for “thousands.” INSTALLS. Installs refer to the installation of a game by a user on a single device from the point of worldwide release. LTB. LTB refers to lifetime bookings . LTV (Lifetime Value). LTV is defined as the total revenue generated by a player over the course of the player's lifetime within an individual game. MAU (Monthly Active User). MAU is the number of monthly active users who played one of our games on a particular device within the given month . Average MAU on a quarterly basis is calculated as the average of all MAUs during that quarter. MPU (Monthly Paying User). MPU is the number of monthly active users who made at least one purchase on a particular device in one of our games within the given month . Average MPU on a quarterly basis is calculated as the average of all MPUs during that quarter. Activity is triggered once the player opens th e g ame and initiates a purchase. OPERATING EXPENSES. This represents all other period costs of running the business such as headcount - related expenses (compensation, benefits), third party development expenses (engineering, artwork), internet and technology expenses, professional fees (legal, audit), and all other G&A related expenses. PAYER CONVERSION. Payer conversion is defined as total payer conversions on a single day divided by DAU on the same day . REVENUE. Revenue is defined as the amount of bookings recognized under US GAAP . ROAS (Return On Ad Spend). Return on ad spend is a metric which assesses the efficiency of advertising spend , calculated by dividing the amount of revenue generated by an ad campaign with the amount spent on that ad campaign. ROI (Return On Investment). Return on investment is a performance measure used to evaluate the efficiency of an investment , calculated as the benefit (or return) of an investment divided by the cost of the investment. The result is expressed as a percentage or a ratio. ROYALTY PAYMENTS. Royalty payments relate to the cost of using licensed IP in our games. We have a variety of royalty rate calculation structures and ranges as separately negotiated with The Walt Disney Company, Universal Studios Interactive Entertainment, Warner Bros., etc. UI / UX (User Interface / User Experience). This term of art as used in mobile game design refers to elements such as navigation, mechanics, narrative, usability, etc., applied to best engage and entertain players . USER ACQUISITION (UA) COSTS. This represents our marketing costs of acquiring new users . The largest component being, performance marketing, which is when advertisements are paid when a desired action is achieved (e.g., installation). Other components include product marketing, affiliate marketing, and influe nce r marketing, among others. 33

Our business, ability to execute our strategy, the proposed Business Combination, and your investment in DPCM securities are subject to many risks. Before making a decision to invest in the securities offered hereby, you should carefully evaluate and consider all of the risks and uncertainties with respect to such investment. These risks include, but are not limited to, the following:

Risk Relating to DPCM, the Business Combination and Integration of Jam City’s and Ludia’s Businesses

●	Directors and officers of DPCM have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Business Combination.

●	DPCM’s initial stockholders have agreed to vote in favor of the Business Combination, regardless of how our public stockholders vote.

●	DPCM’s initial stockholders, directors, officers, advisors, and their affiliates may elect to purchase shares or public warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public “float” of our common stock.

●	Subsequent to the consummation of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

●	We may invest or spend the proceeds of the Business Combination in ways with which the investors may not agree or in ways which may not yield a return.

●	Each of DPCM, Jam City and Ludia have incurred and will incur substantial costs in connection with the Business Combination and related transactions, such as legal, accounting, consulting, and financial advisory fees.

●	DPCM has not yet performed an analysis of the possible impact to its SEC reports of the recent statement by the staff of the SEC on accounting and reporting considerations for warrants issued by special purpose acquisition companies or whether any of DPCM’s financial statements included in such SEC reports will be restated as a result of such SEC staff statement. As a result of this analysis, DPCM may be required to account for its warrants as a liability and to reflect the changes in fair value on its earnings, which could have an adverse impact on its financial condition, results of operations and stock price. In addition, if DPCM is required to restate its financial statements, such restatement would be required to be made prior to DPCM filing a registration statement/proxy statement in connection with the Business Combination, which could have the effect of delaying the anticipated timeline for completion of the Business Combination and related private placement.

●	While DPCM, Jam City and Ludia work to complete the Business Combination and integrate the Jam City and Ludia businesses and operations, management’s focus and resources may be diverted from operational matters and other strategic opportunities.

●	Jam City’s and Ludia’s operations may be restricted during the pendency of the Business Combination pursuant to terms of the BCA.

●	Our actual financial position and results of operations may differ materially from the unaudited pro forma financial information presented to investors.

●	There can be no assurance that the common stock issued in connection with the Business Combination will be approved for listing on the NYSE following the closing, or that we will be able to comply with the continued listing standards of the NYSE.

●	The ability of DPCM stockholders to exercise redemption rights with respect to a large number of shares could deplete DPCM’s trust account prior to the Business Combination and thereby diminish the amount of working capital of the combined company.

●	Uncertainty about the effect of the Business Combination may affect our ability to retain key employees and integrate management structures and may materially impact the management, strategy, and results of our operation as a combined company.

●	We may incur successor liabilities due to conduct arising prior to the completion of the Business Combination.

●	Some of our or Ludia’s existing agreements contain change in control or early termination rights that may be implicated by the Business Combination.

●	Some of our or Ludia’s relationships with its customers and suppliers may experience disruptions in connection with the Business Combination, which may limit our business.

●	Although our management and the management of Ludia expect that the Business Combination will produce substantial synergies, the integration of the two companies, with geographically dispersed operations, and with different business cultures and compensation structures, presents significant management challenges. There can be no assurance that this integration, and the synergies expected to result from that integration, will be achieved as rapidly or to the extent currently anticipated.

Except as otherwise noted below, references to “we” and “our” below refer to Jam City and Ludia collectively.

Risks Relating to Our Business and Industry

●	The COVID-19 pandemic and containment efforts across the globe have materially altered how individuals interact with each other and have materially affected how we, our studios and business partners are operating.

●	Competition within the broader entertainment industry is intense and our existing and potential users may be attracted to competing forms of entertainment such as television, movies, and sporting events, as well as other entertainment and gaming options on the Internet.

●	We derive a substantial majority of our revenue from our games distributed on the App Store and Google Play. If we are unable to maintain a relationship with each of Apple and Google or if either of these third-party platforms impose less favorable terms or compete against us or change how they display games in their stores, our business will suffer.

●	We have a history of net losses, and experience both quarterly and annual fluctuations in our operating results, including net income/loss, where such fluctuations are due to a number of factors, including, but not limited to (i) the timing of contingent consideration payments in connection with acquisitions; (ii) fluctuations in operating expenses, such as sales and marketing; (iii) incremental amortization expenses from acquisitions (which we expect to occur in the case of Jam City’s acquisition of Ludia); and (iv) stock-based compensation charges related to equity grants (which may result from the Business Combination in connection with DPCM’s existing warrants and any related earnout payments).

●	The third-party platforms on which we publish our games and the advertising channels through which we acquire some of our users often have the unilateral ability to change and interpret the terms of our and others’ agreements with them.

●	We must develop and launch new games, enhance our existing franchises and games, and evolve successful new games into franchises so our users will continue to play our games, make purchases of virtual goods and currency within our games and be receptive to advertising within our games.

●	Delays to the expected worldwide launch of new games or, in particular, new games within our existing franchises, could harm our reputation, business, financial condition and operating results.

●	Economic downturns and political and market conditions beyond our control could adversely affect our business, financial condition, and results of operations.

●	Our free-to-play business model depends on in-app transactions in our games, and our financial condition and results of operations will be materially and adversely affected if we do not continue to successfully implement this model.

●	We plan to continue to make acquisitions, and if we are unable to identify suitable targets, successfully execute planned acquisitions or integrate our acquisitions, our business could suffer.

●	Our projections will be subject to significant risks, assumptions, estimates and uncertainties, including assumptions regarding future legislation and changes in regulations, both inside and outside of the United States. As a result, our projected revenues, market share, expenses and profitability may differ materially from our expectations.

●	We depend on a small number of games for a significant portion of our in-app transaction bookings. If these games do not continue to succeed or we do not release highly successful new games in the future, our bookings will decline.

●	We rely on a very small portion of our total users for substantially all of our revenue that we derive from in-app transactions.

●	Although our games are available internationally, we derive a substantial majority of our revenue from one country, the United States.

●	We have a history of net losses, including net losses of $4.6 million and $4.0 million in years ended December 31, 2019 and 2020, respectively.

●	Our ability to advertise is affected by competition for advertisements, relationships with advertisers, and limitations from third-party licensors and mobile device and operating system providers. If any of these were to occur, our advertising revenue and operating results would be adversely affected.

●	Distribution and marketing of, and access to, our products depends, in significant part, on a variety of third-party publishers and platforms. If these third parties limit, prohibit or otherwise interfere with or change the terms of the distribution, use or marketing of our products in any material way, it could materially adversely affect our business, financial condition, and results of operations.

●	We may experience fluctuations in our quarterly operating results due to a number of factors, which make our future results difficult to predict.

●	Our industry is intensely competitive and subject to rapid changes. If consumers prefer our competitors’ games or services over our own, our operating results could suffer.

●	If users do not find our game genres compelling and engaging, we could lose users and our revenue could decline.

●	Our games are built using the proprietary source code of third parties, including Unity Software, a proprietary game engine. If we are unable to renew licenses to proprietary source code underlying our games, including Unity, or the terms and conditions of these licenses change at the time of renewal, our business, financial condition, and results of operations could be adversely affected.

●	We rely on Unity to maintain its proprietary engine that allows us to distribute our games on multiple platforms. If Unity discontinues support for one or more of these platforms, our business, financial condition, and results of operations could be adversely affected.

●	Our games and franchises based on third-party entertainment intellectual property depend on the continued popularity of such entertainment intellectual property and we have little to no control over such popularity.

●	We may incur impairment charges for minimum guarantee royalty or other payments for our third party licensed intellectual property if our forecasts are inaccurate or if related games fail to perform as expected.

●	For games featuring licensed third-party intellectual property, delays in the worldwide launch of the related game could result in the licensor charging a penalty, increasing the minimum guarantee, or canceling the license altogether.

●	Any disruption of service at our third-party data centers, including, but not limited to Amazon Web Services, could interrupt or delay our ability to deliver our services to our consumers.

●	We have an increasing number of studios and facilities in different geographic locations, which may subject us to increased business, additional regulation and economic risks that could affect our financial results.

●	We localize and offer our games for certain jurisdictions, which is time and resource intensive. We may not achieve comparable success for such games as they have historically had in other geographies.

●	We have experienced significant rapid growth in our operations, and we cannot assure you that we will effectively manage our growth.

●	We have historically developed and launched games in the puzzle and story genres. Our investments and efforts in new game genres may not be successful.

●	If we develop new games that achieve success, it is possible that these games could divert users of our existing games, which could harm our operating results.

●	Certain of our key operating metrics are subject to inherent challenges in measurement, and real or perceived inaccuracies in such metrics may negatively affect our business and operating results.

●	We will need to continue to expand and enhance our unified technology platform, related infrastructure and data analytics to support our business.

●	If we fail to anticipate or successfully develop games for new platforms, devices and technologies, the quality, timeliness, and competitiveness of our games could suffer.

●	If we fail to make our games available at the same time as new mobile devices are commercially introduced, or if we fail to update our games for operating system updates, our financial results may suffer.

●	If we do not successfully invest in, establish and maintain awareness of our brand and games, if we incur excessive expenses promoting and maintaining our brand and games or if our games or advertisements within our games contain objectionable content, our business, financial condition, or results of operations could be harmed.

●	We rely on external developers to develop some of our software products.

●	We may require additional capital to meet our financial obligations and support business growth, and this capital might not be available on acceptable terms or at all.

●	Our financial statements include estimates and judgments and if our estimates or judgments relating to our critical accounting policies prove to be incorrect, our operating results could be adversely affected.

●	The financial result of Ludia, which is a Canadian company, will be subject to foreign exchange exposure. Variations in the Canadian Dollar compared to the U.S. Dollar could impact Ludia’s financial results.

●	We may be subject to litigation for a variety of claims, which could adversely affect our results of operations, harm our reputation or otherwise negatively impact our business.

Risks Related to Data Privacy and Cybersecurity

●	Unforeseen bugs or errors in our games could harm our brand or prevent the user from making in-app purchases of virtual goods or currency, which could harm our operating results.

●	Cyber-attacks, security breaches, and computer viruses could harm our business, reputation, brand, and operating results.

●	The laws and regulations concerning data privacy and data security are continually evolving. Our third-party platforms’ actual or perceived failure to comply with these laws and regulations could harm our business.

Risks Related to Laws, Regulation and Tax

●	Our business is subject to a variety of laws worldwide, many of which are untested and still developing and which could subject us to further regulation, claims or otherwise harm our business.

●	Ludia produces “geolocalization” games and uses monetization mechanisms such as loot boxes, both of which could be subject to public scrutiny and future regulations.

●	We are subject to export and import control laws and regulations as well as trade and economic sanctions that could impair our ability to compete in international markets or subject us to liability if we violate such laws and regulations.

●	Failure to comply with anti-corruption and anti-money laundering laws, including the FCPA and similar laws associated with our activities outside of the United States, could subject us to penalties and other adverse consequences.

●	Changes in tax laws or regulations could be enacted or existing tax laws or regulations could be applied to us or our users in a manner that could increase costs and harm our business.

●	We could be subject to additional income tax liabilities.

●	Our international operations subject us to potential adverse tax consequences.

●	Taxing authorities may successfully assert that we should have collected or in the future should collect sales and use, value added or similar taxes, and we could be subject to liability with respect to past or future sales, which could adversely affect our business and results of operations.

●	Changes in financial accounting standards or practices may cause adverse, unexpected financial reporting fluctuations and affect our reported operating results.

●	Our ability to use our net operating losses to offset future taxable income may be subject to certain limitations.

●	Ludia benefits from significant tax credits from the Canadian and Quebec governments. Any change in the availability of, or Ludia’s eligibility for, those credits could materially impact Ludia’s financial results. Local regulations related to the use of the French language also impact Ludia’s ability to claim those credits.

Risks Related to Employees and Culture

●	The loss of one or more of our key personnel, or our failure to attract and retain other highly qualified personnel in the future, could harm our business.

●	If we are unable to maintain and nurture our company culture, our business may be harmed.

Risks Related to Intellectual Property

●	If we do not adequately protect our intellectual property rights, it may be possible for third parties to obtain and improperly use our intellectual property and our business and operating results may be harmed.

●	Our licenses with our key license partners may prove too short in duration or too limited in scope.

●	We could be required to cease certain activities or incur substantial costs as a result of any claim of infringement of another party’s intellectual property rights.

●	We use open source software in our games that may subject our software code to general release or require us to re-engineer such code, which may cause harm to our business.

Risks Related to Netmarble

●	Netmarble will own a significant portion of our company, including majority voting control via a dual class structure with 5 votes per share held only by Netmarble, so it may take actions that may not benefit other stockholders.

●	Netmarble will have a right to designate two directors to the Board and will have significant influence in determining the composition of the rest of the Board as a result of its voting power and thus will have significant influence over the Company’s governance.

●	Netmarble will have various negotiated contractual rights in addition to its voting power as a stockholder, including a structured preemptive right that allows it to maintain its ownership level and to ensure continued control of the Company.

●	Netmarble may compete with us, which could reduce our market share.

●	Netmarble’s competitive position in certain markets may constrain our ability to build and maintain partnerships.

Risks Related to Public Company Requirements

●	We are an emerging growth company, and we cannot be certain that the reduced disclosure requirements applicable to emerging growth companies will not make our common stock less attractive to investors.

●	If securities or industry analysts do not publish research, or publish inaccurate or unfavorable research, about our business, the price and trading volume of our securities could decline.

●	There has been no prior public market for Jam City’s common stock. The stock price of the combined company’s Class A common stock may be volatile or may decline regardless of our operating performance, and you may not be able to resell your shares at or above the subscription price.

●	Although we do not intend to rely on “controlled company” exemptions from certain corporate governance requirements under the NYSE rules, if we rely upon these exemptions in the future, you will not have the same protections afforded to stockholders of companies that are subject to such requirements.

●	If we fail to maintain effective internal control over financial reporting in the future, the accuracy and timing of our financial reporting may be adversely affected.

General Risks

●	Catastrophic events may disrupt our business.